Exhibit 4.2

SENSEONICS HOLDINGS, INC.,
Issuer,

ANY SUBSIDIARY GUARANTORS PARTY HERETO,

as Subsidiary Guarantors,

AND

[TRUSTEE],
Trustee

INDENTURE

Dated as of [•], 20

Debt Securities

i

(CONTINUED)

(CONTINUED)

(CONTINUED)

INDENTURE

INDENTURE, dated as of [•], 20  , among SENSEONICS HOLDINGS, INC., a Delaware corporation (the “Company”), each of the Subsidiary Guarantors (as hereinafter defined) parties hereto and [TRUSTEE], as trustee (the “Trustee”):

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of debt securities (hereinafter referred to as the “Securities”), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided, as registered Securities without coupons, to be authenticated by the certificate of the Trustee;

WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company and any Subsidiary Guarantor have duly authorized the execution of this Indenture; and

WHEREAS, all things necessary to make this Indenture a valid agreement of the Company and each Subsidiary Guarantor, if any, in accordance with its terms, have been done.

NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of Securities:

ARTICLE 1

DEFINITIONS

Section 1.01                            Definitions of Terms.

The terms defined in this Section (except as in this Indenture or any indenture supplemental hereto otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section and shall include the plural as well as the singular.  All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended, or that are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein or any indenture supplemental hereto otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.

“Authenticating Agent” means the Trustee or an authenticating agent with respect to all or any of the series of Securities appointed by the Trustee pursuant to Section 2.10.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

“Board of Directors” means (i) with respect to the Company, the Board of Directors (or the functional equivalent thereof) of the Company or any duly authorized committee of such Board, and (ii) with respect to a Subsidiary Guarantor, the board of directors (or the functional equivalent thereof) or any duly authorized committee thereof and, if such Subsidiary Guarantor is a limited partnership, the references to the Board of Directors shall mean the Board of Directors of the general partner of the Subsidiary Guarantor.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors (or duly authorized committee thereof) and to be in full force and effect on the date of such certification.

“Business Day” means, with respect to any series of Securities, any day other than a day on which federal or state banking institutions in the Borough of Manhattan, the City of New York, or in the city of the Corporate Trust Office of the Trustee, are authorized or obligated by law, executive order or regulation to close.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity, but shall not include any debt securities convertible into or exchangeable for any securities otherwise constituting Capital Stock pursuant to this definition.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means SENSEONICS HOLDINGS, INC., a corporation duly organized and existing under the laws of the State of Delaware, and, subject to the provisions of Article Ten, shall also include its successors and assigns.

“Corporate Trust Office” means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at                                                                                                        .

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Defaulted Interest” has the meaning set forth in Section 2.03.

“Depositary” means, with respect to Securities of any series for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

“Event of Default” means, with respect to Securities of a particular series, any event specified in Section 6.01, continued for the period of time, if any, therein designated.

“Exchange Act” means the United States Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

The term “given”, “mailed”, “notify” or “sent” with respect to any notice to be given to a Securityholder pursuant to this Indenture, shall mean notice (x) given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with accepted practices or procedures at the Depositary (in the case of a Global Security) or (y) mailed to such Holder by first class mail, postage prepaid, at its address as it appears on the Security Register (in the case of a definitive Security).  Notice so “given” shall be deemed to include any notice to be “mailed” or “delivered,” as applicable, under this Indenture.

“Global Security” means a Security issued to evidence all or a part of any series of Securities which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

“Governmental Obligations” means securities that are (a) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof at any time prior to the stated maturity of the Securities, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

“herein”, “hereof” and “hereunder”, and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof and shall include the terms of particular series of Securities established as contemplated by Section 2.01.

“Interest Payment Date”, when used with respect to any installment of interest on a Security of a particular series, means the date specified in such Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

“Officer” means, with respect to any Person, the chairman of the Board of Directors, a chief executive officer, a president, a chief financial officer, a chief operating officer, any executive vice president, any senior vice president, any vice president, the treasurer or any assistant treasurer, the controller or any assistant controller or the secretary or any assistant secretary of such Person.

“Officer’s Certificate” means a certificate signed by any Officer of the Company.  Each such certificate shall include the statements provided for in Section 13.07, if and to the extent required by the provisions thereof.

“Opinion of Counsel” means an opinion in writing subject to customary exceptions of legal counsel, who may be an employee of or counsel for the Company or any Subsidiary Guarantor, that is delivered to the Trustee in accordance with the terms hereof.  Each such opinion shall include the statements provided for in Section 13.07, if and to the extent required by the provisions thereof.

“Outstanding”, when used with reference to Securities of any series, means, subject to the provisions of Section 8.04, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or that have previously been canceled; (b) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provision satisfactory to the Trustee shall have been made for giving such notice; and (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07.

“Person” means any individual, corporation, partnership, joint venture, joint-stock company, limited liability company, association, trust, unincorporated organization, any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

“Responsible Officer” when used with respect to the Trustee means any officer within the Corporate Trust Office of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Indenture.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Securities Act” means the Securities Act of 1933, as amended.

“Securityholder”, “holder of Securities”, “registered holder”, or other similar term, means the Person or Persons in whose name or names a particular Security is registered on the Security Register kept for that purpose in accordance with the terms of this Indenture.

“Security Register” and “Security Registrar” shall have the meanings as set forth in Section 2.05.

“Significant Subsidiary Guarantor” means a Subsidiary of the Company that meets the definition of “significant subsidiary” in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act promulgated by the Commission as in effect on the date hereof.

“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Subsidiary Guarantees” means the guarantees by each Subsidiary Guarantor of the Company’s obligations under this Indenture and the Securities, as set forth in this Indenture.

“Subsidiary Guarantors” means, with respect to any series of Securities, the Person or Persons, if any, named in accordance with Section 2.01(a)(5) as the “Subsidiary Guarantors” (i) in or pursuant to a Board Resolution, and set forth in an Officer’s Certificate, or (ii) in an indenture supplemental hereto establishing the terms of such series of Securities until a successor Person or Persons shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Subsidiary Guarantors” with respect to such series of Securities shall mean such successor Person or Persons, and any other Subsidiary of the Company who may execute this Indenture, or a supplement thereto, for the purpose of providing a Subsidiary Guarantee for such series of Securities pursuant to this Indenture. If a series of Securities does not have any Subsidiary Guarantors, all references in this Indenture to Subsidiary Guarantors shall be ignored with respect to such series of Securities.

“Trustee” means                          , and, subject to the provisions of Article Seven, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, “Trustee” shall mean each such Person.  The term “Trustee” as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“U.S.A. Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, as amended and signed into law October 26, 2001.

“Wholly Owned Subsidiary” of any specified Person means, (a) any corporation one hundred percent of whose Capital Stock (other than directors’ qualifying shares and other nominal shares required to be held by local nationals, in each case to the extent required under applicable Legal Requirements) is at the time owned by such Person and/or one or more Wholly Owned Subsidiaries of such Person and (b) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Wholly Owned Subsidiaries of such Person have a one hundred percent Capital Stock (other than directors’ qualifying shares and other nominal shares required to be held by local nationals, in each case to the extent required under applicable Legal Requirements) at such time.

ARTICLE 2

ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

Section 2.01                            Designation and Terms of Securities

(a)         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.  The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto.  Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution, and set forth in an Officer’s Certificate, or established in one or more indentures supplemental hereto:

(1)         the title of the Securities of the series (which shall distinguish the Securities of that series from all other Securities);

(2)         any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series);

(3)         the maturity date or dates on which the principal of the Securities of the series is payable;

(4)         the form of the Securities of the series including the form of the certificate of authentication for such series;

(5)         the applicability of any Subsidiary Guarantees or any other guarantees, the identity of any such Subsidiary Guarantors and any terms of such Subsidiary Guarantee or other guarantee with respect to the Securities of the series in addition to those set forth in Article 14, or any exceptions to or changes to those set forth in Article 14;

(6)         whether or not the Securities will be secured or unsecured, and the terms of any secured debt;

(7)         whether the Securities rank as senior debt, senior subordinated debt, subordinated debt or any combination thereof, and the terms of any subordination;

(8)         if the price (expressed as a percentage of the aggregate principal amount thereof) at which such Securities will be issued is a price other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of the maturity thereof, or if applicable, the portion of the principal amount of such Securities that is convertible into another security or the method by which any such portion shall be determined;

(9)         the interest rate or rates, which may be fixed or variable, or the method for determining the rate and the date interest will begin to accrue, the dates interest will be payable and the regular record dates for interest payment dates or the method for determining such dates;

(10)                          the Company’s right, if any, to defer the payment of interest and the maximum length of any such deferral period;

(11)                          if applicable, the date or dates after which, or the period or periods during which, and the price or prices at which, the Company may at its option, redeem the series of Securities pursuant to any optional or provisional redemption provisions and the terms of those redemption provisions;

(12)                          the date or dates, if any, on which, and the price or prices at which the Company is obligated, pursuant to any mandatory sinking fund or analogous fund provisions or otherwise, to redeem, or at the Securityholder’s option to purchase, the series of Securities and the currency or currency unit in which the Securities are payable;

(13)                          the denominations in which the Securities of the series shall be issuable, if other than denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof;

(14)                          any and all terms, if applicable, relating to any auction or remarketing of the Securities of that series and any security for the obligations of the Company with respect to such Securities and any other terms which may be advisable in connection with the marketing of Securities of that series;

(15)                          whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for such Global Security or Securities;

(16)                          if applicable, the provisions relating to conversion or exchange of any Securities of the series and the terms and conditions upon which such Securities will be so convertible or exchangeable, including the conversion or exchange price, as applicable, or how it will be calculated and may be adjusted, any mandatory or optional (at the Company’s option or the holders’ option) conversion or exchange features, the applicable conversion or exchange period and the manner of settlement for any conversion or exchange, which may, without limitation, include the payment of cash as well as the delivery of securities;

(17)                          if other than the full principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

(18)                          additions to or changes in the covenants applicable to the series of Securities being issued, including, among others, the consolidation, merger or sale covenant;

(19)                          additions to or changes in the Events of Default with respect to the Securities and any change in the right of the Trustee or the Securityholders to declare the principal, premium, if any, and interest, if any, with respect to such Securities to be due and payable;

(20)                          additions to or changes in or deletions of the provisions relating to covenant defeasance and legal defeasance;

(21)                          additions to or changes in the provisions relating to satisfaction and discharge of this Indenture;

(22)                          additions to or changes in the provisions relating to the modification of this Indenture both with and without the consent of Securityholders of Securities issued under this Indenture;

(23)                          the currency of payment of Securities if other than U.S. dollars and the manner of determining the equivalent amount in U.S. dollars;

(24)                          whether interest will be payable in cash or additional Securities at the Company’s or the Securityholders’ option and the terms and conditions upon which the election may be made;

(25)                          the terms and conditions, if any, upon which the Company shall pay amounts in addition to the stated interest, premium, if any and principal amounts of the Securities of the series to any Securityholder that is not a “United States person” for federal tax purposes;

(26)                          any restrictions on transfer, sale or assignment of the Securities of the series; and

(27)                          any other specific terms, preferences, rights or limitations of, or restrictions on, the Securities, any other additions or changes in the provisions of this Indenture, and any terms that may be required by us or advisable under applicable laws or regulations.

All Securities of any one series shall be substantially identical except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.

If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the secretary or an assistant secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate of the Company setting forth the terms of the series.

Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different redemption dates.

Section 2.02                            Form of Securities and Trustee’s Certificate

The Securities of any series and the Trustee’s certificate of authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution, and set forth in an Officer’s Certificate, and they may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which Securities of that series may be listed, or to conform to usage.

Section 2.03                            Denominations: Provisions for Payment

The Securities shall be issuable as registered Securities and in the denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, subject to Section 2.01(a)(13).  The Securities of a particular series shall bear interest payable on the dates and at the rate specified with respect to that series.  Subject to Section 2.01(a)(23), the principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption or repurchase thereof prior to maturity, and any cash amount due upon conversion or exchange thereof, shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose.  Each Security shall be dated the date of its authentication.  Interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months.

The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment.  In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.03.

Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

(1)         The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered in the Security Register at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided.  Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.  The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be sent, to each Securityholder not less than 10 days prior to such special record date.  Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been sent as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered in the Security Register on such special record date.

(2)         The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Unless otherwise set forth in a Board Resolution or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term “regular record date” as used in this Section with respect to a series of Securities and any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the first day of the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

Section 2.04                            Execution and Authentications

The Securities shall be signed on behalf of the Company by one of its Officers.  Signatures may be in the form of a manual or facsimile signature.

The Company may use the facsimile signature of any Person who shall have been an Officer of the Company (at the time of execution), notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such Person shall have ceased to be such an officer of the Company.  The Securities may contain such notations, legends or endorsements required by law, stock exchange rule or usage.  Each Security shall be dated the date of its authentication by the Trustee.

A Security shall not be valid until authenticated manually by an authorized signatory of the Trustee, or by an Authenticating Agent.  Such signature shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by an Officer of the Company, and the Trustee in accordance with such written order shall authenticate and deliver such Securities.

Upon the Company’s delivery of any such authentication order to the Trustee at any time after the initial issuance of Securities under this Indenture, the Trustee shall be provided with, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon, (1) an Opinion of Counsel or reliance letter and (2) an Officer’s Certificate stating that all conditions precedent to the execution, authentication and delivery of such Securities are in conformity with the provisions of this Indenture.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

Section 2.05                            Registration of Transfer and Exchange

(a)         Securities of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section.  In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series that the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

(b)         The Company shall keep, or cause to be kept, at its office or agency designated for such purpose a register or registers (herein referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee.  The registrar for the purpose of registering Securities and transfer of Securities as herein provided shall be appointed as authorized by Board Resolution or Supplemental Indenture (the “Security Registrar”).

Upon surrender for transfer of any Security at the office or agency of the Company designated for such purpose, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.

The Company initially appoints the Trustee as initial Security Registrar for each series of Securities

All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Security Registrar, duly executed by the registered holder or by such holder’s duly authorized attorney in writing.

(c)          Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and set forth in an Officer’s Certificate, or established in one or more indentures supplemental to this Indenture, no service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series or repurchase, conversion or exchange of less than the entire principal amount of a Security, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, Section 3.03(b) and Section 9.04 not involving any transfer.

(d)         The Company and the Security Registrar shall not be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the sending of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such sending, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption or surrendered for repurchase, but not validly withdrawn, other than the unredeemed portion of any such Securities being redeemed in part or not surrendered for repurchase, as the case may be.  The provisions of this Section 2.05 are, with respect to any Global Security, subject to Section 2.11 hereof.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.06                            Temporary Securities

Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination.  Such temporary Securities shall be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company.  Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series.  Without unnecessary delay the Company will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the Securityholders), at the office or agency of the Company designated for the purpose, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company.  Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

Section 2.07                            Mutilated, Destroyed, Lost or Stolen Securities

In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company’s request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen.  In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant’s Security and of the ownership thereof.  The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company.  Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

Every replacement Security issued pursuant to the provisions of this Section shall constitute an additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.  All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.08                            Cancellation

All Securities surrendered for the purpose of payment, redemption, repurchase, exchange, registration of transfer or conversion shall, if surrendered to the Company or any paying agent (or any other applicable agent), be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture.  On request of the Company at the time of such surrender, the Trustee shall deliver to the Company canceled Securities held by the Trustee.  In the absence of such request the Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver a certificate of disposition to the Company.  If the Company or any Subsidiary Guarantor shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

Section 2.09                            Benefits of Indenture

Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Securities any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

Section 2.10                            Authenticating Agent

So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint.  Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption, repurchase or conversion thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.  All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series.  Each Authenticating Agent shall be acceptable to the Company and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by federal or state authorities.  If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company.  The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company.  Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company.  Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

Section 2.11                            Global Securities

(a)         If the Company shall establish pursuant to Section 2.01 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction (or if the Depositary names the Trustee as its custodian, retained by the Trustee), and (iv) shall bear a legend substantially to the following effect: “Except as otherwise provided in Section 2.11 of the Indenture, this

Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary.”

(b)         Notwithstanding the provisions of Section 2.05, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

(c)          If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or if an Event of Default has occurred and is continuing and the Company has received a request from the Depositary or from the Trustee, this Section 2.11 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.04, the Trustee will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security.  In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.11 shall no longer apply to the Securities of such series.  In such event the Company will execute and, subject to Section 2.04, the Trustee, upon receipt of an Officer’s Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security.  Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee.  Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee.  The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

Section 2.12                            CUSIP Numbers

The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other elements of identification printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.  The Company will promptly notify the Trustee of any change in the “CUSIP” numbers.

ARTICLE 3

REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS

Section 3.01                            Redemption

The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof.

Section 3.02                            Notice of Redemption

(a)         In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with any right the Company reserved for itself to do so pursuant to Section 2.01 hereof, the Company shall, or shall cause the Trustee to, give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid (or with regard to any Global Security held in book entry form, by electronic mail in accordance with the applicable procedures of the Depositary), a notice of such redemption not less than 30 days and not more than 90 days before the date fixed for redemption of that series to such Securityholders, unless a shorter period is specified in the Securities to be redeemed.  Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice.  In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series.  In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with any such restriction.

Each such notice of redemption shall identify the Securities to be redeemed (including CUSIP numbers, if any), specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company, upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is from a sinking fund, if such is the case.  If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in part shall specify the particular Securities to be so redeemed.

In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

(b)         If less than all the Securities of a series are to be redeemed, the Company shall give the Trustee at least 45 days’ notice (unless a shorter notice shall be satisfactory to the Trustee) in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Securities to be redeemed shall be selected, by lot, on a pro rata basis, or in such other manner as the Company shall deem appropriate and fair in its discretion and that may provide for the selection of a portion or portions (equal to one thousand U.S. dollars ($1,000) or any integral multiple thereof) of the principal amount of such Securities of a denomination larger than $1,000, the Securities to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part.  The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by an Officer of the Company, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable.  In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

Section 3.03                            Payment Upon Redemption

(a)         If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to, but excluding, the date fixed for redemption and interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof.  On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to, but excluding, the date fixed for redemption (but if the date fixed for redemption is an Interest Payment Date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to Section 2.03).

(b)         Upon presentation of any Security of such series that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the Securityholder thereof, at the expense of the Company, a new Security of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

Section 3.04                            Sinking Fund

The provisions of Sections 3.04, 3.05 and 3.06 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.01 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”.  If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05.  Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 3.05                            Satisfaction of Sinking Fund Payments with Securities

The Company (i) may deliver Outstanding Securities of a series and (ii) may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited.  Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 3.06                            Redemption of Securities for Sinking Fund

Not less than 45 days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officer’s Certificate, deliver to the Trustee any Securities to be so delivered.  Not less than 30 days before each such sinking fund payment date the Securities to be redeemed upon such sinking fund payment date shall be selected in the manner specified in Section 3.02 and the Company shall cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02.  Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

ARTICLE 4

COVENANTS

Section 4.01                            Payment of Principal, Premium and Interest

The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities. Payments of principal on the Securities may be made at the time provided herein and established with respect to such Securities by U.S. dollar check drawn on and mailed to the address of the Securityholder entitled thereto as such address shall appear in the Security Register, or U.S. dollar wire transfer to, a U.S. dollar account if such Securityholder shall have furnished wire instructions to the Trustee no later than 15 days prior to the relevant payment date. Payments of interest on the Securities may be made at the time provided herein and established with respect to such Securities by U.S. dollar check mailed to the address of the Securityholder entitled thereto as such address shall appear in the Security Register, or U.S. dollar wire transfer to, a U.S. dollar account if such Securityholder shall have furnished wire instructions in writing to the Security Registrar and the Trustee no later than 15 days prior to the relevant payment date.

Section 4.02                            Maintenance of Office or Agency

So long as any series of the Securities remain Outstanding, the Company agrees to maintain an office or agency with respect to each such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as herein above authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by any officer authorized to sign an

Officer’s Certificate and delivered to the Trustee, designate some other office or agency for such purposes or any of them.  If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.  The Company initially appoints the Corporate Trust Office of the Trustee as its paying agent with respect to the Securities.

Section 4.03                            Paying Agents

(a)         If the Company shall appoint one or more paying agents for all or any series of the Securities, other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

(1)         that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto;

(2)         that it will give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same shall be due and payable;

(3)         that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

(4)         that it will perform all other duties of paying agent as set forth in this Indenture.

(b)         If the Company or any Subsidiary Guarantor shall act as paying agent with respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action.  Whenever the Company shall have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of this action or failure so to act.

(c)          Notwithstanding anything in this Section to the contrary, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.05, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such money.

Section 4.04                            Appointment to Fill Vacancy in Office of Trustee

The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

ARTICLE 5

SECURITYHOLDERS’ LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 5.01                            Company to Furnish Trustee Names and Addresses of Securityholders

The Company will furnish or cause to be furnished to the Trustee (a) within 15 days after each regular record date (as defined in Section 2.03) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such regular record date, provided that the Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, in either case, no such list need be furnished for any series for which the Trustee shall be the Security Registrar.

Section 5.02                            Preservation Of Information; Communications With Securityholders

(a)         The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

(b)         The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

(c)          Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities, and, in connection with any such communications, the Trustee shall satisfy its obligations under Section 312(b) of the Trust Indenture Act in accordance with the provisions of Section 312(b) of the Trust Indenture Act.

Section 5.03                            Reports by the Company

(a)         The Company will at all times comply with Section 314(a) of the Trust Indenture Act.  The Company covenants and agrees to provide (which delivery may be via electronic mail) to the Trustee within 30 days, after the Company files the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; provided, however, the Company shall not be required to deliver to the Trustee any correspondence filed with the Commission or any materials for which the Company has sought and received confidential treatment by the Commission; and provided further, that so long as such filings by the Company are available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (EDGAR), or any successor system, such filings shall be deemed to have been filed with the Trustee for purposes hereof without any further action required by the Company. For the avoidance of doubt, a failure by the Company to file annual reports, information and other reports with the Commission within the time period prescribed thereof by the Commission shall not be deemed a breach of this Section 5.03.

(b)         Delivery of reports, information and documents to the Trustee under Section 5.03 is for informational purposes only and the information and the Trustee’s receipt of the foregoing shall not constitute constructive notice of any information contained therein, or determinable from information contained therein including the Company’s compliance with any of their covenants thereunder (as to which the Trustee is entitled to rely exclusively on an Officer’s Certificate).  The Trustee is under no duty to examine any such reports, information or documents delivered to the Trustee or filed with the Commission via EDGAR to ensure compliance with the provision of this Indenture or to ascertain the correctness or otherwise of the information or the statements contained therein.  The Trustee shall have no responsibility or duty whatsoever to ascertain or determine whether the above referenced filings with the Commission on EDGAR (or any successor system) has occurred.

Section 5.04                            Reports by the Trustee

(a)         If required by Section 313(a) of the Trust Indenture Act, the Trustee, within sixty (60) days after each May 1, shall send to the Securityholders a brief report dated as of such May 1, which complies with Section 313(a) of the Trust Indenture Act.

(b)         The Trustee shall comply with Section 313(b) and 313(c) of the Trust Indenture Act.

(c)          A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each securities exchange upon which any Securities are listed (if so listed) and also with the Commission.  The Company agrees to notify the Trustee when any Securities become listed on any securities exchange.

ARTICLE 6

REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

Section 6.01                            Events of Default

(a)         Whenever used herein with respect to Securities of a particular series, “Event of Default” means any one or more of the following events that has occurred and is continuing:

(1)         the Company defaults in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and such default continues for a period of 90 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of interest for this purpose;

(2)         the Company defaults in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any;

(3)         the Company or any Subsidiary Guarantor fails to observe or perform any other of its covenants or agreements with respect to that series contained in this Indenture or otherwise established with respect to that series of Securities pursuant to Section 2.01 hereof (other than a covenant or agreement that has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a “Notice of Default” hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Securities of that series at the time Outstanding;

(4)         the Company any Significant Subsidiary Guarantor to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors;

(5)         a court of competent jurisdiction enters an order under any Bankruptcy Law that (i) is for relief against the Company or any Significant Subsidiary Guarantor in an involuntary case, (ii) appoints a Custodian of the Company or any Significant Subsidiary Guarantor for all or substantially all of its property or (iii) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days; or

(6)         except as permitted by this Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or any Subsidiary Guarantor, or any Person acting on its behalf, shall deny or disaffirm its obligation under the Subsidiary Guarantee.

(b)         In each and every such case (other than an Event of Default specified in clause (4) or clause (5) above), unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal of (and premium, if any, on) and accrued and unpaid interest on all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable.  If an Event of Default specified in clause (4) or clause (5) above occurs with respect to the Company, the principal of and accrued and unpaid interest on all the Securities of that series shall automatically be immediately due and payable without any declaration or other act on the part of the Trustee or the holders of the Securities.

(c)          At any time after the principal of (and premium, if any, on) and accrued and unpaid interest on the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Securities of that series then Outstanding hereunder, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if: (i) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series that shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and (ii) any and all Events of Default under the Indenture with respect to such series, other than the nonpayment of principal on (and premium, if any, on) and accrued and unpaid interest on Securities of that series that shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06.

No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.

(d)         In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case, subject to any determination in such proceedings, the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

Section 6.02                            Collection of Indebtedness and Suits for Enforcement by Trustee

(a)         The Company covenants that (i) in case it shall default in the payment of any installment of interest on any of the Securities of a series, or in any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, and such default shall have continued for a period of 90 days, or (ii) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have been become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

(b)         If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law or equity out of the property of the Company or other obligor upon the Securities of that series, wherever situated.

(c)          In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affecting the Company, or its creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

(d)         All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.

In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any Securityholder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.03                            Application of Moneys Collected

Any moneys collected by the Trustee pursuant to this Article with respect to a particular series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the Securities of that series, and notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

SECOND: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

THIRD: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

Section 6.04                            Limitation on Suits

No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such Securityholder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided; (ii) the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder; (iii) such Securityholder or Securityholders shall have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; (iv) the Trustee for 90 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding and (v) during such 90 day period, the holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

Notwithstanding anything contained herein to the contrary or any other provisions of this Indenture, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series.  For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 6.05                            Rights and Remedies Cumulative; Delay or Omission Not Waiver

(a)         Except as otherwise provided in Section 2.07, all powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

(b)         No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

Section 6.06                            Control by Securityholders

The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or subject the Trustee in its sole discretion to personal liability.  Subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or officers of the Trustee, determine that the proceeding so directed, subject to the Trustee’s duties under the Trust Indenture Act, would involve the Trustee in personal liability or might be unduly prejudicial to the Securityholders not involved in the proceeding.  The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of such series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of that series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 6.01(c))).  Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 6.07                            Undertaking to Pay Costs

All parties to this Indenture agree, and each holder of any Securities by such holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

ARTICLE 7

CONCERNING THE TRUSTEE

Section 7.01                            Certain Duties and Responsibilities of Trustee

(a)         The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to the Securities of that series that may have occurred, shall undertake to perform with respect to the Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee.  In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs.

(b)         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i)                                    prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:

(A)       the duties and obligations of the Trustee shall with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(B)       in the absence of bad faith on the part of the Trustee, the Trustee may with respect to the Securities of such series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(ii)                                the Trustee shall not be liable to any Securityholder or to any other Person for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)                            the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series;

(iv)                             none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it;

(v)                                 The Trustee shall not be required to give any bond or surety in respect of the performance of its powers or duties hereunder;

(vi)                             The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty of the Trustee; and

(vii)                         No Trustee shall have any duty or responsibility for any act or omission of any other Trustee appointed with respect to a series of Securities hereunder.

Section 7.02                            Certain Rights of Trustee

Except as otherwise provided in Section 7.01:

(a)         The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)         Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company by any authorized Officer of the Company (unless other evidence in respect thereof is specifically prescribed herein);

(c)          The Trustee may consult with counsel and the opinion or written advice of such counsel or, if requested, any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

(d)         The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (that has not been cured or waived), to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs;

(e)          The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(f)           The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents or inquire as to the performance by the Company of one of its covenants under this Indenture, unless requested in writing so to do by the holders of not less than a majority in principal amount of the Outstanding Securities of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require security or indemnity reasonably acceptable to the Trustee against such costs, expenses or liabilities as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

(g)                                 The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h)         In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances;

(i)            In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(j)            The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods; provided, however, that such instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions.  If the party elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling.  The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction.  The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.  The Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to furnish the Trustee with Officer’s Certificates, Company Orders and any other matters or directions pursuant to this Indenture.

(k)         The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder and under the Securities, and each agent, custodian or other person employed to act under this Indenture.

(l)            The Trustee shall not be deemed to have knowledge of any Default or Event of Default (other than an Event of Default constituting the failure to pay the interest on, or the principal of, the Securities if the Trustee also serves the paying agent for such Securities) until the Trustee shall have received written notification in the manner set forth in this Indenture or a Responsible Officer of the Trustee shall have obtained actual knowledge.

Section 7.03                            Trustee Not Responsible for Recitals or Issuance or Securities

(a)         The recitals contained herein and in the Securities shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.  The Trustee shall not be responsible for any statement in any registration statement, prospectus, or any other document in connection with the sale of Securities. The Trustee shall not be responsible for any rating on the Securities or any action or omission of any rating agency.

(b)         The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

(c)          The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

Section 7.04                            May Hold Securities

The Trustee or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

Section 7.05                            Moneys Held in Trust

Subject to the provisions of Section 11.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law.  The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.

Section 7.06                            Compensation and Reimbursement

(a)         The Company shall pay to the Trustee for each of its capacities hereunder from time to time compensation for its services as the Company and the Trustee shall from time to time agree upon in writing.  The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust.  The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it.  Such expenses shall include the reasonable compensation and expenses of the Trustee’s agents and counsel.

(b)         The Company shall indemnify each of the Trustee in each of its capacities hereunder against any loss, liability or expense (including the cost of defending itself and including the reasonable compensation and expenses of the Trustee’s agents and counsel) incurred by it except as set forth in Section 7.06(c) in the exercise or performance of its powers, rights or duties under this Indenture as Trustee or agent.  The Trustee shall notify the Company promptly of any claim for which it may seek indemnity.  The Company shall defend the claim and the Trustee shall cooperate in the defense.  The Trustee may have one separate counsel and the Company shall pay the reasonable fees and expenses of such counsel.  The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.  This indemnification shall apply to officers, directors, employees, shareholders and agents of the Trustee.

(c)          The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or by any officer, director, employee, shareholder or agent of the Trustee through negligence or bad faith.

(d)         To ensure the Company’s payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all funds or property held or collected by the Trustee, except that held in trust to pay principal of or interest on particular Securities.  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(4) or (5), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for services in connection therewith are to constitute expenses of administration under any bankruptcy law.  The provisions of this Section 7.06 shall survive the termination of this Indenture and the resignation or removal of the Trustee.

Section 7.07                            Reliance on Officer’s Certificate

Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it reasonably necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

Section 7.08                            Disqualification; Conflicting Interests

If the Trustee has or shall acquire any “conflicting interest” within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

Section 7.09                            Corporate Trustee Required; Eligibility

There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial, or District of Columbia authority.

If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or other Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

Section 7.10                            Resignation and Removal; Appointment of Successor

(a)         The Trustee or any successor hereafter appointed may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and the Securityholders of such series.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the sending of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee.  Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b)         In case at any time any one of the following shall occur:

(i)                                    the Trustee shall fail to comply with the provisions of Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

(ii)                                the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

(iii)                            the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of that holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee.  Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c)          The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the consent of the Company.

(d)         Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

(e)          Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

Section 7.11                            Acceptance of Appointment By Successor

(a)         In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of any amounts due to it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

(b)         In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (ii) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

(c)          Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d)         No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

(e)          Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall send notice of the succession of such trustee hereunder to the Securityholders.  If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

Section 7.12                            Merger, Conversion, Consolidation or Succession to Business

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the

Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, including the administration of the trust created by this Indenture, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.  In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 7.13                            Preferential Collection of Claims Against the Company

The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act.  A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

Section 7.14                            Notice of Default.

If any Event of Default occurs and is continuing and if such Event of Default is known to a Responsible Officer of the Trustee, the Trustee shall send to each Securityholder in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act notice of the Event of Default within the earlier of 90 days after it occurs and 30 days after it is known to a Responsible Officer of the Trustee or written notice of it is received by the Trustee, unless such Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Securityholders.

ARTICLE 8

CONCERNING THE SECURITYHOLDERS

Section 8.01                            Evidence of Action by Securityholders

Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in person or by agent or proxy appointed in writing.

If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officer’s Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so.  If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

Section 8.02                            Proof of Execution by Securityholders

Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his or her agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

(a)         The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

(b)         The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.

The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

Section 8.03                            Who May be Deemed Owners

Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the Person in whose name such Security shall be registered upon the books of the Security Registrar as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

Section 8.04                            Certain Securities Owned by Company Disregarded

In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent or waiver under this Indenture, the Securities of that series that are owned by the Company or any other obligor on the Securities of that series or by any Person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Securities of that series shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series that the Trustee actually knows are so owned shall be so disregarded.  The Securities so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor.  In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

Section 8.05                            Actions Binding on Future Securityholders

At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series that is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security.  Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security.  Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.

ARTICLE 9

SUPPLEMENTAL INDENTURES

Section 9.01                            Supplemental Indentures Without the Consent of Securityholders

In addition to any supplemental indenture otherwise authorized by this Indenture, the Company, the Subsidiary Guarantors and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

(a)         to cure any ambiguity, defect, or inconsistency herein or in the Securities of any series;

(b)         to comply with Article Ten;

(c)          to provide for uncertificated Securities in addition to or in place of certificated Securities;

(d)         to add to the covenants, restrictions, conditions or provisions relating to the Company or any Subsidiary Guarantor for the benefit of the holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants, restrictions, conditions or provisions are expressly being included solely for the benefit of such series), to make the occurrence, or the occurrence and the continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default, or to surrender any right or power herein conferred upon the Company or any Subsidiary Guarantor;

(e)          to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities, as herein set forth;

(f)           to make any change that does not adversely affect the rights of any Securityholder in any material respect;

(g)         to provide for the issuance of and establish the form and terms and conditions of the Securities of any series as provided in Section 2.01, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities;

(h)         to evidence and provide for the acceptance of appointment hereunder by a successor trustee;

(i)            to add new Subsidiary Guarantors; or

(j)            to comply with any requirements of the Commission or any successor in connection with the qualification of this Indenture under the Trust Indenture Act.

The Trustee is hereby authorized to join with the Company and the Subsidiary Guarantors in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section may be executed by the Company, the Subsidiary Guarantors and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02                            Supplemental Indentures With Consent of Securityholders

With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding, the Company and the Subsidiary Guarantors, in each case when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby, (a) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, (b) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture or (c) other than in accordance with the provisions of this Indenture, eliminate any Subsidiary Guarantee.

It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 9.03                            Effect of Supplemental Indentures

Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 10.01, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Subsidiary Guarantors and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.04                            Securities Affected by Supplemental Indentures

Securities of any series affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 10.01, may bear a notation in form approved by the Company, provided such form meets the requirements of any securities exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture.  If the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then Outstanding.

Section 9.05                            Execution of Supplemental Indentures

Upon the request of the Company, accompanied by its Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company and each Subsidiary Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.01, shall receive an Officer’s Certificate or an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by the terms of this Article and that all conditions precedent to the execution of the supplemental indenture have been complied with; provided, however, that such Officer’s Certificate or Opinion of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of a series of Securities pursuant to Section 2.01 hereof.

Promptly after the execution by the Company, each Subsidiary Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall (or shall direct the Trustee to) send a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Company to send, or cause the sending of, such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

ARTICLE 10

SUCCESSOR ENTITY

Section 10.01                     Company May Consolidate, Etc.

Nothing contained in this Indenture shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Company or its successor or successors as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company or its successor or successors); provided, however, the Company hereby covenants and agrees that, upon any such consolidation or merger (in each case, if the Company is not the survivor of such transaction) or any such sale, conveyance, transfer or other disposition (other than a sale, conveyance, transfer or other disposition to a Subsidiary of the Company), the due and punctual payment of the principal of (premium, if any) and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series pursuant to Section 2.01 to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) reasonably satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company shall have been merged, or by the entity which shall have acquired such property.

Section 10.02                     Successor Entity Substituted

(a)         In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor entity by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the obligations set forth under Section 10.01 on all of the Securities of all series Outstanding, such successor entity shall succeed to and be substituted for the Company with the same effect as if it had been named as the Company herein, and thereupon the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

(b)         In case of any such consolidation, merger, sale, conveyance, transfer or other disposition, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

(c)          Nothing contained in this Article shall require any action by the Company in the case of a consolidation or merger of any Person into the Company where the Company is the survivor of such transaction, or the acquisition by the Company, by purchase or otherwise, of all or any part of the property of any other Person (whether or not affiliated with the Company).

ARTICLE 11

SATISFACTION AND DISCHARGE

Section 11.01                     Satisfaction and Discharge of Indenture

If at any time: (a) the Company shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated and not delivered to the Trustee for cancellation (other than any Securities that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07 and Securities for whose payment money or Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Company and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.05); or (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in moneys or Governmental Obligations or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to such series by the Company then this Indenture shall thereupon cease to be of further effect with respect to such series except for the provisions of Sections 2.03, 2.05, 2.07, 4.01, 4.02, 4.03, 7.10, 11.5 and 13.04, that shall survive until the date of maturity or redemption date, as the case may be, and Sections 7.06 and 11.05, that shall survive to such date and thereafter, and the Trustee, on demand of the Company and at the cost and expense of the Company shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

Section 11.02                     Discharge of Obligations

If at any time all such Securities of a particular series not heretofore delivered to the Trustee for cancellation or that have not become due and payable as described in Section 11.01 shall have been paid by the Company by depositing irrevocably with the Trustee as trust funds moneys or an amount of Governmental Obligations sufficient to pay at maturity or upon redemption all such Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to such series, then after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee the obligations of the Company and the Subsidiary Guarantors, if applicable, under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 2.03, 2.05, 2.07, 4,01, 4.02, 4,03, 7.06, 7.10, 11.05 and 13.04 hereof that shall survive until such Securities shall mature and be paid.

Thereafter, Sections 7.06 and 11.05 shall survive.

Section 11.03                     Deposited Moneys to be Held in Trust

All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company or any Subsidiary Guarantor acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.

Section 11.04                     Payment of Moneys Held by Paying Agents

In connection with the satisfaction and discharge of this Indenture all moneys or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys or Governmental Obligations.

Section 11.05                     Repayment to Company

Any moneys or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, or such other shorter period set forth in applicable escheat or abandoned or unclaimed property law, shall be repaid to the Company on May 31 of each year or upon the Company’s request or (if then held by the Company) shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as a general creditor, look only to the Company for the payment thereof.

ARTICLE 12

IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 12.01                     No Recourse

No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company and, if applicable, any Subsidiary Guarantor or of any predecessor or successor corporation thereof, either directly or through the Company, such Subsidiary Guarantor or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company and, if applicable, any Subsidiary Guarantor or of any predecessor or successor corporation thereof, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

ARTICLE 13

MISCELLANEOUS PROVISIONS

Section 13.01                     Effect on Successors and Assigns

All the covenants, stipulations, promises and agreements in this Indenture made by or on behalf of the Company and each of the Subsidiary Guarantors shall bind its successors and assigns, whether so expressed or not.

Section 13.02                     Actions by Successor

Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company or any Subsidiary Guarantor shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful successor of the Company or such Subsidiary Guarantor, as applicable.

Section 13.03                     Surrender of Company Powers

The Company by instrument in writing executed by authority of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company, and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.

Section 13.04                     Notices

Except as otherwise expressly provided herein, any notice, request or demand that by any provision of this Indenture is required or permitted to be given, made or served by the Trustee, the Security Registrar, any paying or other agent under this Indenture or by the holders of Securities or by any other Person pursuant to this Indenture to or on the Company may be given or served by being deposited in first class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Trustee), as follows: Senseonics Holdings, Inc., 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005, Attn: Chief Financial Officer.  Any notice, election, request or demand by the Company or any Securityholder or by any other Person pursuant to this Indenture to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

Section 13.05                     Governing Law; Jury Trial Waiver

This Indenture and each Security shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

EACH PARTY HERETO, AND EACH HOLDER OF A SECURITY BY ACCEPTANCE THEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INDENTURE.

Section 13.06                     Treatment of Securities as Debt

It is intended that the Securities will be treated as indebtedness and not as equity for federal income tax purposes.  The provisions of this Indenture shall be interpreted to further this intention.

Section 13.07                     Certificates and Opinions as to Conditions Precedent

(a)         Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in this Indenture (other than the certificate to be delivered pursuant to Section 13.12) relating to the proposed action have been complied with and, if requested, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

(b)         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture (other than the certificate to be delivered pursuant to Section 13.12 of this Indenture or Section 314(a)(1) of the Trust Indenture Act) shall include (i) a statement that the Person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such Person, he has made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 13.08                     Payments on Business Days

Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and set forth in an Officer’s Certificate, or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Security or the date of redemption of any Security shall not be a Business Day, then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

Section 13.09                     Conflict with Trust Indenture Act

If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Section 318(c) of the Trust Indenture Act, such imposed duties shall control.

Section 13.10                     Counterparts

This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.  The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 13.11                     Separability

In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 13.12                     Compliance Certificates

The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year during which any Securities of any series were outstanding, an officer’s certificate stating whether or not the signers know of any Event of Default that occurred during such fiscal year.  Such certificate shall contain a certification from the principal executive officer, principal financial officer or principal accounting officer of the Company that a review has been conducted of the activities of the Company and the Company’s performance under this Indenture and that the Company has complied with all conditions and covenants under this Indenture.  For purposes of this Section 13.12, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.  If the officer of the Company signing such certificate has knowledge of such an Event of Default, the certificate shall describe any such Event of Default and its status.

Section 13.13                     U.S.A Patriot Act

The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee.  The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

Section 13.14                     Force Majeure

In no event shall the Trustee, the Security Registrar, any paying agent or any other agent under this Indenture be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions or utilities, communications or computer (software and hardware) services; it being understood that the Trustee, the Security Registrar, any paying agent or any other agent under this Indenture shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 13.15                     Table of Contents; Headings

The table of contents and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof, and will not modify or restrict any of the terms or provisions hereof.

ARTICLE 14

SUBSIDIARY GUARANTEES

Section 14.01                     Subsidiary Guarantees

(a)         Notwithstanding any provision of this Article to the contrary, the provisions of this Article  relating to the Subsidiary Guarantors shall be applicable only to, and inure solely to the benefit of, the Securities of any series designated, pursuant to Section 2.01, as entitled to the benefits of the related Subsidiary Guarantee of each of the Subsidiary Guarantors.

(b)         Subject to this Article, each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally guarantees to each holder of a Security authenticated and delivered by the Trustee, to the Trustee and their respective successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company hereunder or thereunder, that:

(1)         the principal of, premium, if any, and interest on, the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption, repurchase or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Securityholders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof, and

(2)                                 in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at the date of maturity of interest or principal of any Security, by acceleration or otherwise.

Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

(c)                                  The Subsidiary Guarantors hereby agree that their obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any holder of the Securities or the Trustee with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Subsidiary Guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture.

(d)                                 If any Securityholder or the Trustee is required by any court or otherwise to return to the Company, the Subsidiary Guarantors or any Custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantors, any amount paid by any of them to the Trustee or such Securityholder, each Subsidiary Guarantor’s Subsidiary Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect.

(e)                                  Each Subsidiary Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Securityholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between the Subsidiary Guarantors, on the one hand, and the Securityholders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of its Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such obligations as provided in Article 6, such obligations (whether or not due and payable) will forthwith become due and payable by each of the Subsidiary Guarantors for the purpose of its Subsidiary Guarantee.

Section 14.02                     Limitation on Subsidiary Guarantor Liability

Each Subsidiary Guarantor, and by its acceptance of Securities, each Securityholder, hereby confirms that it is the intention of all such parties that the Subsidiary Guarantee of such Subsidiary Guarantor not constitute a fraudulent transfer or conveyance for purposes of applicable Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee. To effectuate the foregoing intention, the Trustee, the Securityholders and the Subsidiary Guarantors hereby irrevocably agree that the obligations of such Subsidiary Guarantor will be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Subsidiary Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under this Article, result in the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

Section 14.03                     Execution and Delivery of Subsidiary Guarantee

To further evidence its Subsidiary Guarantee set forth in Section 14.01, each of the Subsidiary Guarantors hereby agrees that a notation relating to such Subsidiary Guarantee (the “Notation of Subsidiary Guarantee”), substantially in the form attached hereto as Annex A, shall be endorsed on each Security of the series entitled to the benefits of such Subsidiary Guarantee authenticated and delivered by the Trustee, which Notation of Subsidiary Guarantee shall be executed by either manual or facsimile signature of an Officer of such Subsidiary Guarantor. Each of the Subsidiary Guarantors hereby agrees that its Subsidiary Guarantee set forth in Section 14.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security the Notation of Subsidiary Guarantee relating to such Subsidiary Guarantee. If any Officer of such Subsidiary Guarantor, whose signature is on this Indenture or the Notation of Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, the Subsidiary Guarantee of such Security shall be valid nevertheless. The delivery of any Security of a series entitled to the benefits of a Subsidiary Guarantee under this Article by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of each Subsidiary Guarantor.

Section 14.04                     Subsidiary Guarantors May Consolidate, Etc., on Certain Terms

A Subsidiary Guarantor shall not consolidate with or merge with or into, or sell, convey, transfer or lease all or substantially all of its properties and assets to another Person (other than the Company or another Subsidiary Guarantor), unless:

(a)                                 the resulting, surviving or transferee Person (if not such Subsidiary Guarantor, the Company or another Subsidiary Guarantor) expressly assumes by executing and delivering a supplemental indenture and any other agreements (including, without limitation, any registration rights agreement, if applicable) all of that Subsidiary Guarantor’s obligations under the Securities and this Indenture; and

(b)                                 immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing under this Indenture. Upon any such consolidation, merger or sale, conveyance, transfer or lease, the resulting, surviving or transferee Person (if not the Company or another Subsidiary Guarantor) shall succeed to, and may exercise every right and power of, that Subsidiary Guarantor under the Securities and this Indenture, and that Subsidiary Guarantor shall be discharged from its obligations under the Securities and this Indenture except in the case of any such lease.

Section 14.05                     Releases

The Subsidiary Guarantee of a Subsidiary Guarantor will be automatically and unconditionally released:

(a)         upon satisfaction and discharge of this Indenture; or

(b)         upon the liquidation or dissolution of such Subsidiary Guarantor following the transfer of all of its assets to the Company or another Subsidiary Guarantor; or

(c)          if such Subsidiary Guarantor ceases to be a Subsidiary in compliance with the applicable provisions of this Indenture.

Upon delivery by the Company of an Officers’ Certificate and an Opinion of Counsel stating that all conditions precedent herein provided for relating to the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee and this Indenture have been complied with, such Subsidiary Guarantor shall be released and discharged of its obligations under its Subsidiary Guarantee and under this Indenture without any action on the part of the Trustee or any Holder, and the Trustee shall execute any documents reasonably required in order to acknowledge the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee endorsed on the Securities of such series and under this Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

SENSEONICS HOLDINGS, INC.

By:

Name:

Title:

[SUBSIDIARY GUARANTORS]

By:

Name:

Title:

[TRUSTEE], as Trustee

By:

Name:

Title:

CROSS-REFERENCE TABLE (1)

Section of Trust Indenture Act of 1939, as Amended	Section of Indenture
310(a)	7.09
310(b)	7.08
7.10
310(c)	Inapplicable
311(a)	7.13
311(b)	7.13
311(c)	Inapplicable
312(a)	5.01
5.02(a)
312(b)	5.02(c)
312(c)	5.02(c)
313(a)	5.04(a)
313(b)	5.04(b)
313(c)	5.04(a)
5.04(b)
313(d)	5.04(c)
314(a)	5.03
13.12
314(b)	Inapplicable
314(c)	13.07(a)
314(d)	Inapplicable
314(e)	13.07(b)
314(f)	Inapplicable
315(a)	7.01(a)
7.01(b)
315(b)	7.14
315(c)	7.01
315(d)	7.01(b)
315(e)	6.07
316(a)	6.06
8.04
316(b)	6.04
316(c)	8.01
317(a)	6.02
317(b)	4.03
318(a)	13.09

(1)         This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

ANNEX A

NOTATION OF SUBSIDIARY GUARANTEE

Each of the Subsidiary Guarantors (which term includes any successor Person under the Indenture) has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

The obligations of the Subsidiary Guarantors to the Securityholders and to the Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee.

[NAME(S) OF SUBSIDIARY GUARANTOR(S)]

By:

Name:

Title: